SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                               November 14, 2005
    Date of Report........................................................
                       (Date of earliest event reported)

                             USAA Acceptance, LLC
    ......................................................................
            (Exact name of registrant as specified in its charter)


     State of Delaware                 333-122759               71-0898378
.............................        .................        ...................
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                  File No.)           Identification No.)


           9830 Colonnade Blvd., Suite 600, San Antonio, Texas 78230

    ......................................................................
                   (Address of principal executive offices)


                                                    (210) 498-0299
Registrant's telephone number, including area code....................

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events

Item 8.01.    Other Events.


      In connection with the offering of USAA Auto Owner Trust 2005-4 Asset-Backed Securities, Banc of America Securities LLC and J.P. Morgan Securities Inc. (the "Underwriters") have prepared certain materials (the "Computational Materials") for distribution to its prospective investors. USAA Acceptance, LLC provided the Underwriters with certain information regarding the characteristics of the receivables in the related portfolio (the "Receivables").

      For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Securities, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Receivables; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.


Section 9     Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

      Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

      (a)   Financial statements of businesses acquired;

            None

      (b)   Pro forma financial information:

            None

      (c)   Exhibits:

            Exhibit 99


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


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            USAA Acceptance, LLC



                                            By: /s/ Michael Broker
                                                -----------------------------
                                                Michael Broker
                                                Vice President



Date:  November 15, 2005


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


                                 EXHIBIT INDEX


Exhibit
  No.         Description of Exhibit

  99          Computational Materials.


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